UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: March 02, 2006 (Date of earliest event reported)
Main Street Restaurant Group, Inc. (Exact name of registrant as specified in its charter)

AZ (State or other jurisdiction of incorporation)	000-18668 (Commission File Number)	112948370 (IRS Employer Identification Number)

5050 N. 40th Street (Address of principal executive offices)		85018 (Zip Code)
6028529000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Main Street Restaurant Group, Inc. (the "Company") issued a news release dated March 2, 2006, entitled "Main Street Restaurant Group, Inc. Announces 2005 Fourth Quarter and Year End Results", a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.
The information under this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company's expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.
The text included with this Report is available on the Company's website located at www.mainandmain.com, although the Company reserves the right to discontinue that availability at any time.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            Not Applicable
(b) Pro forma financial information:
            Not Applicable
(c) Shell company transactions:
            Not Applicable
(d) Exhibits

            99.1       Press Release of Main Street Restaurant Group, Inc. dated March 02, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 02, 2006	MAIN STREET RESTAURANT GROUP, INC. By: /s/ Michael Garnreiter Michael Garnreiter Executive VP / Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Main Street Restaurant Group, Inc. dated March 02, 2006